American Century Investment Trust Prospectus Supplement
Prime Money Market Fund U.S. Government Money Market Fund
Supplement dated April 10, 2017 ■ Prospectuses dated August 1, 2016

The following is added as the last sentence to the first paragraph under Fees and Expenses in the prospectuses.
Additional information about sales charge discounts can be found in Appendix A of the prospectus.

The following paragraph is added as the second paragraph under the Calculation of Sales Charges section in the prospectuses.
The availability of the sales charge reductions and waivers discussed below will depend upon whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of these reductions or waivers.  Please refer to Appendix A for information provided by certain financial intermediaries regarding their sales charge waiver or discount policies that are applicable to investors transacting in fund shares through such financial intermediary.

The following is added as Appendix A to the prospectuses.
Appendix A

The information in this Appendix is part of, and incorporated into, the fund’s prospectus.

Financial Intermediary Sales Charge Reduction and Waiver Information
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are set forth below. In all instances, it is the investor’s responsibility to notify the fund or the applicable financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Sales Charge Reductions and Waivers Available through Merrill Lynch
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
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